NAI-1537921084v2 CIBUS, INC. 2017 OMNIBUS INCENTIVE PLAN NOTICE OF STOCK OPTION GRANT Recipient Subject to the terms and conditions set forth in this Notice of Stock Option Grant (this Notice Option Agreement collectively Award Agreement Company Participant you your Option total number of shares of Common Stock of the Company equal to the number of shares set forth below. The Option is being granted under, and is subject to, the Cibus, Inc. 2017 Omnibus Incentive Plan (f/k/a Calyxt, Inc. 2017 Omnibus Incentive Plan), as amended (the Plan Unless otherwise defined in the Award Agreement, the terms used in the Award Agreement shall have the meanings defined in the Plan. The provisions of the Plan shall control in the event of a conflict among the provisions of the Plan, the Award Agreement and any descriptive materials provided to you. Date of Grant: Exercise Price Per Share: Total Number of Shares: Total Exercise Price: Type of Option: Non-statutory Stock Option Expiration Date: [10 years following Date of Grant] Vesting/Exercise Schedule: Subject to Sections 2(n) and 19(g) of the Plan and Section 7 of the Award Agreement, so long as your Continuous Service Status does not terminate, the Shares underlying the Option shall vest in accordance with the provisions of the Award Agreement. The Option shall only become exercisable in accordance with the provisions of the Award Agreement. Transferability: You may not transfer the Option, except as set forth in Section 8 of the Award Agreement. the Company acknowledge receipt of, and understand and agree to the Option, the Award Agreement, and the Plan. You and the Company further acknowledge that as of the Date of Grant, the Option, the Award Agreement, and the Plan set forth the entire understanding between you and the Company regarding the acquisition of stock in the Company and supersede all prior oral and written agreements on that subject with the exception of options previously granted and delivered to you under the Plan.

NAI-1537921084v2 2 You are advised to consult with your own tax advisors in respect of any tax consequences arising in connection with the Option. In addition, you agree and acknowledge that your rights to any Shares underlying the Option will be earned only as you provide services to the Company over time, that the grant of the Option is not as consideration for services you rendered to the Company prior to the Date of Grant, and that nothing in this Notice or the attached documents confers upon you any right to continue your service to the Company for any period of time, nor does it interfere in any way with your right or the cause. To the extent applicable, the Exercise Price Per Share has been set in good faith compliance with the applicable guidance issued by the Internal Revenue Service under Section 409A of the Internal Revenue Code of 1986, as it may be amended from time to time Code de shall be deemed to include a reference to any regulations promulgated thereunder. However, there is no guarantee that the Internal Revenue Service will agree with the valuation, and by signing below, you agree and acknowledge that the Company and the Administrator shall not be held liable for any applicable costs, taxes, or penalties associated with the Option if, in fact, the Internal Revenue Service were to determine that the Option constitutes deferred compensation under Section 409A of the Code. THE COMPANY: CIBUS, INC. By: __________________________________ Name: Title: PARTICIPANT: _____________________________________

NAI-1537921084v2 3 CIBUS, INC. 2017 OMNIBUS INCENTIVE PLAN STOCK OPTION AGREEMENT Grant of Option. Cibus, Inc., a Delaware Company Participant Option Shares Notice Exercise Price being granted pursuant to the terms of the Cibus, Inc. 2017 Omnibus Incentive Plan (f/k/a Calyxt, Inc. 2017 Omnibus Incentive Plan), as amended Plan Agreement The grant of the Option is made in consideration of the services to be rendered by the Participant to the Company and is subject to the terms and conditions of the Plan. Unless otherwise defined in this Agreement, the terms used in this Agreement shall have the meanings defined in the Plan. Vesting of Option. not terminate, the Option shall become vested as to: 100% of the total number of Shares underlying the Option on the earlier of (i) the annual meeting of shareholders following the Date of Grant; provided that: Status through such Triggering Event, in each case prior to the Expiration Date of the Option, the Option will become vested as to 100% of the total number of the Shares underlying the Option, to the extent not already vested. In all cases, in no event will the Option become vested as to more than 100% of the total number of Shares subject to the Option. Exercise of Option. Right to Exercise. The Option may not be exercised for a fraction of a share. termination of Continuous Service Status, the exercisability of the Option shall be governed by Section 7 below, subject to the limitations contained in this Section 3. In no event may the Option be exercised after the Expiration Date of the Option as set forth in the Notice, which Expiration Date shall in no event exceed the tenth anniversary of the Date of Grant. Method of Exercise. The Participant may exercise the vested portion of the Option during its term by: delivering the Exercise Agreement (in the form attached hereto as Exhibit A) or of any other form of written notice approved for such purpose

NAI-1537921084v2 4 Option, the number of Shares in respect of which the Option is being exercised, the Exercise Price, and such other representations and agreements ent with respect to such Shares as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by the Participant and shall be delivered to the Company by such means as are determined by the Plan Administrator in its discretion to constitute adequate delivery. The written notice shall be accompanied by payment of the entire aggregate Exercise Price for the purchased Shares. As a condition to the exercise of the Option and as further set forth in Section 15 of the Plan, the Participant agrees to make adequate provision for federal, state or other tax obligations, if any, which arise upon the grant, vesting or exercise of the Option, or disposition of Shares, whether by direct payment to the Company or otherwise. Regardless of any action the Company takes with respect to any or all income tax, social security, payroll tax, or other tax- participation in the Tax-Related Items Participant acknowledges that the ultimate liability for all Tax-Related Items acknowledges that the Company (A) makes no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Option, including, but not limited to, the grant, vesting, exercise/settlement of the Option, the issuance of Shares upon settlement of the Option and the subsequent sale of Shares acquired pursuant to such issuance and (B) does not commit to and is under no obligation to structure the terms of the grant or any aspect of the Option to reduce or eliminate the -Related Items or achieve any particular tax result. The Company is not obligated, and shall have no liability for failure, to issue or deliver any Shares upon exercise of the Option unless such issuance or delivery would comply with the Applicable Laws, with such compliance determined by the Company in consultation with its legal counsel. The Option may not be exercised until such time as the issuance of such Shares upon such exercise or the method of payment of consideration for such Shares would not constitute a violation of any Applicable Laws, including any applicable federal or state securities laws or any other law or regulation. As a condition to the exercise of the Option, the Company may require the Participant to make any representation and warranty to the Company as may be required by the Applicable Laws. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Participant on the date on which the Option is exercised with respect to such Shares. Subject to compliance with Applicable Laws, the Option shall be deemed to be exercised upon receipt by the Company of the appropriate written notice of exercise accompanied by the Exercise Price and the satisfaction of any applicable tax obligations.

NAI-1537921084v2 5 Method of Payment. Payment of the Exercise Price shall be by any of the following, or a combination of the following, at the election of the Participant: Cash, check or wireless transfer; at the discretion of the Plan Administrator on a case by case basis, by surrender of other shares of Common Stock of the Company (either directly or by stock attestation) that the Participant previously acquired and that have an aggregate Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Shares as to which the Option is being exercised; or at the discretion of the Plan Administrator on a case by case basis, by Cashless Exercise established with a broker. No Right to Continued Service. Neither the Plan nor this Agreement, or the grant of an Option, shall confer upon the Participant any right to be retained in any position, as an employee, consultant, director, or officer of the Company. Further, nothing in the Plan or this Agreement shall be construed to limit the discretion of the Company to terminate the shall not have any rights as a shareholder with respect to any shares of Common Stock subject to the Option unless and until the Participant is the registered owner of such Shares. No Right to Future Options. Any Option granted under the Plan shall be a one- time Option that does not constitute a promise of future grants. The Company, in its sole discretion, maintains the right to make available future grants under the Plan. Termination of Relationship. Notwithstanding the foregoing, any Award granted to an individual who is nominated to become a Director and is not an Employee or Consultant or a director of a Parent at the time of grant shall be forfeited in its entirety if such individual does not commence providing services to the Company within 12 months after the date of grant of such Award. Termination for Reasons Other than Cause. In the event of termination who acquired the right to exercise the Option by bequest or inheritance, as applicable) may exercise the vested portion of the Option, but only within such period of time ending on the earlier of (i) the date that is three (3) months following the date of termination of the Status. Termination for Cause. Continuous Service Status for Cause, the Option (whether vested or unvested) shall Status is suspended pending an i the right to exercise the Option, shall be suspended during the investigation period. Non-Transferability of Option. The Option may not be transferred by the Participant other than by will or the laws of descent and distribution, and is exercisable

NAI-1537921084v2 6 upon the executors, administrators, heirs, successors and assigns of the Participant. Not Salary, Pensionable Earnings or Base Pay. The Participant acknowledges that the Option shall not be included in or deemed to be a part of (a) salary, normal salary or other ordinary compensation, (b) any definition of pensionable or other earnings (however defined) for the purpose of calculating any benefits payable to or on behalf of the Participant under any pension, retirement, termination or dismissal indemnity, severance benefit, retirement indemnity or other benefit arrangement of the Company or any Subsidiary or (c) any calculation of base pay or regular pay for any purpose. Forfeiture Upon Breach of Certain Other Agreements of any non-competition, non-solicitation, confidentiality, non-disparagement, assignment of inventions or other intellectual property agreement that the Participant may be a party to with the Company or any Subsidiary or Affiliate, in addition to whatever other equitable relief or monetary damages that the Company or any Subsidiary or Affiliate may be entitled to, shall result in automatic rescission, forfeiture, cancellation or return of any Shares (whether or not vested) held by the Participant. Recoupment/Clawback. as may be required by Applicable Laws, stock exchange rules or by any applicable Company policy or arrangement, as it may be established or amended from time to time. Effect of Agreement. The Participant acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof (and has had an opportunity to consult counsel regarding the Option terms), and hereby accepts the Option and agrees to be bound by its contractual terms as set forth herein and in the Plan. The Participant hereby agrees to accept as binding, conclusive and final all decisions and interpretations of the Plan Administrator regarding any questions relating to the Option. In the event of a conflict between the terms and provisions of the Plan and the terms and provisions of the Notice and this Agreement, the Plan terms and provisions shall prevail. Miscellaneous. Governing Law; Waiver of Jury Trial. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law. BY RECEIPT OF THE OPTION, THE PARTICIPANT WAIVES ANY RIGHT THAT THE PARTICIPANT MAY HAVE TO TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE PLAN. Participant Undertaking; Acceptance. The Participant agrees to take whatever additional action and execute whatever additional documents the Company may deem necessary or advisable to carry out or give effect to any of the obligations or restrictions imposed on either the Participant or the Option pursuant to this Agreement. The Participant acknowledges receipt of a copy of the Plan and this Agreement and understands that material ts and obligations with respect thereto are set forth in the Plan. The Participant has read carefully, and understands, the provisions of this Agreement and the Plan. The Participant acknowledges that there may be adverse tax consequences upon exercise of the Option or disposition of the

NAI-1537921084v2 7 underlying shares and that the Participant should consult a tax advisor prior to such exercise or disposition. Dispute Resolution. Any dispute or claim arising out of, under or in connection with the Plan or any Award Agreement shall be submitted to arbitration in Delaware and shall be conducted in accordance with the rules of, but not necessarily under the auspices of, the American Arbitration Association rules in force when the notice of arbitration is submitted. The arbitration shall be conducted before an arbitration tribunal, one selected by the Company, one selected by the Participant, and the third selected by the first two. The Participant and the Company agree that such arbitration will be confidential and no details, descriptions, settlements or other facts concerning such arbitration shall be disclosed or released to any third party without the specific written consent of the other party, unless required by law or court order or in connection with enforcement of any decision in such arbitration. Any damages awarded in such arbitration shall be limited to the contract measure of damages, and shall not include punitive damages. Entire Agreement; Enforcement of Rights. This Agreement, together with the Notice to which this Agreement is attached and the Plan, sets forth the entire agreement and understanding of the parties relating to the subject matter herein and therein and merges and supersedes all prior and contemporaneous discussions, arrangements, agreements and understandings, both oral and written, whether in term sheets, presentations or otherwise, between the parties with respect to the subject matter hereof. Amendment; Waiver. Except as contemplated under the Plan, no modification of or amendment to this Agreement that has a material adverse effect on the Participant, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the parties to this Agreement; provided that the Company may amend or of the Plan or as otherwise set forth in this Agreement. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party, provided that no waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of like or different nature. Any amendment or modification of or to any provision of this Agreement, or any waiver of any provision of this Agreement, shall be effective only in the specific instance and for the specific purpose for which made or given. Severability. If one or more provisions of this Agreement are held to be unenforceable under Applicable Laws, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement and a substantially similar provision shall be inserted that as closely as possible reflects the intent of the parties shall be substituted in place of such unenforceable provision, (ii) the balance of this Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of this Agreement shall be enforceable in accordance with its terms. Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient when delivered personally or sent by telegram or fax or forty-eight (48) hours after being deposited in the U.S. mail, as certified or registered mail, w forth below or as subsequently modified by written notice:

NAI-1537921084v2 8 If to the Company: Cibus, Inc. 6455 Nancy Ridge Drive San Diego, CA 92121 Attention: [ ] Email:[ ] If to the Participant: Counterparts. The Option may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument. Successors and Assigns; No Third-Party Beneficiaries. The rights and benefits of this Agreement shall inure to the benefit of, and successors and assigns. The rights and obligations of the Participant under this Agreement may not be assigned without the prior written consent of the Company. Nothing in this Agreement, express or implied, is intended to confer on any Person other than the Company and the Participant, and their respective heirs, successors, legal representatives and permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement. Data Privacy Notice and Consent. By participating in the Plan, the Participant consents to the holding and processing of personal information provided by the Participant to the Company or any subsidiary, trustee or third-party service provider, for all purposes relating to the operation of the Plan. These include, but are not limited to: administering and maintaining the Participant records, a dissolution or liquidation of the Company; providing information to the Company, Subsidiaries, trustees of any employee benefit trust, registrars, brokers or third-party administrators of the Plan; providing information to future purchasers or merger partners of the Company or any subsidiary, or the business in which the Participant works; and transferring information about the Participant to any country or territory country. [Signature Page Follows]

NAI-1537921084v2 9 IN WITNESS WHEREOF, the parties have executed or caused this Agreement to be executed by their officers thereunto duly authorized, effective as of the Date of Grant set forth in the accompanying Notice. THE COMPANY: CIBUS, INC. By: __________________________________ Name: Title: PARTICIPANT: ________________________________________

12 EXHIBIT A CIBUS, INC. 2017 OMNIBUS INCENTIVE PLAN EXERCISE AGREEMENT This Exercise Agreement (this “Agreement”) is made as of ______________ , by and between Cibus, Inc., a Delaware corporation (the “Company”), and [•] (“Purchaser”). To the extent any capitalized terms used in this Agreement are not defined, they shall have the meaning ascribed to them in the Company’s 2017 Omnibus Incentive Plan (f/k/a Calyxt, Inc. 2017 Omnibus Incentive Plan), as amended (the “Plan”). 1. Exercise of Option. Subject to the terms and conditions hereof, Purchaser hereby elects to exercise his or her option to purchase [•] shares of the Common Stock (the “Shares”) of the Company under and pursuant to the Plan and the Stock Option Agreement granted [•] (the “Option Agreement”). The purchase price for the Shares shall be $[•] per Share for a total purchase price of $[•]. The term “Shares” refers to the purchased Shares and all securities received as stock dividends or splits, all securities received in replacement of the Shares in a recapitalization, merger, reorganization, exchange or the like, and all new, substituted or additional securities or other property to which Purchaser is entitled by reason of Purchaser’s ownership of the Shares. 2. Time and Place of Exercise. The purchase and sale of the Shares under this Agreement shall occur at the principal office of the Company simultaneously with the execution and delivery of this Agreement, the payment of the aggregate exercise price by any method listed in Section 4 of the Option Agreement, and the satisfaction of any applicable tax obligations, all in accordance with the provisions of Section 3(b) of the Option Agreement. The Company shall issue the Shares to Purchaser by entering such Shares in Purchaser’s name as of such date in the books and records of the Company or, if applicable, a duly authorized transfer agent of the Company, against payment of the exercise price therefor by Purchaser. If applicable, the Company shall deliver to Purchaser a certificate representing the Shares as soon as practicable following such date. 3. Limitations on Transfer. In addition to any other limitation on transfer created by applicable securities laws, Purchaser shall not assign, encumber or dispose of any interest in the Shares except in compliance with the provisions set forth below and applicable securities laws. 4. Restrictive Legends and Stop-Transfer Orders. (a) Stop-Transfer Notices. Purchaser agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records. (b) Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

13 5. No Right to Continued Service. Nothing in this Agreement, the Plan, the Option Agreement, or the attached documents confers upon the Participant any right to be retained in any position, as an employee, consultant, director, or officer of the Company. Further, nothing in the Plan, the Option Agreement, or this Agreement shall be construed to limit the discretion of the Company to terminate the Participant’s Continuous Service Status at any time, with or without Cause. 6. Miscellaneous. (a) Governing Law; Waiver of Jury Trial. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law. BY RECEIPT OF THE OPTION, THE PARTICIPANT WAIVES ANY RIGHT THAT THE PARTICIPANT MAY HAVE TO TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE PLAN. (b) Participant Undertaking; Acceptance. The Participant agrees to take whatever additional action and execute whatever additional documents the Company may deem necessary or advisable to carry out or give effect to any of the obligations or restrictions imposed on either the Participant or the Option pursuant to this Agreement. The Participant acknowledges receipt of a copy of the Plan and this Agreement and understands that material definitions and provisions concerning the Option and the Participant’s rights and obligations with respect thereto are set forth in the Plan. The Participant has read carefully, and understands, the provisions of this Agreement and the Plan. (c) Dispute Resolution. Any dispute or claim arising out of, under or in connection with the Plan or any Award Agreement shall be submitted to arbitration in Delaware and shall be conducted in accordance with the rules of, but not necessarily under the auspices of, the American Arbitration Association rules in force when the notice of arbitration is submitted. The arbitration shall be conducted before an arbitration tribunal comprised of three individuals, one selected by the Company, one selected by the Participant, and the third selected by the first two. The Participant and the Company agree that such arbitration will be confidential and no details, descriptions, settlements or other facts concerning such arbitration shall be disclosed or released to any third party without the specific written consent of the other party, unless required by law or court order or in connection with enforcement of any decision in such arbitration. Any damages awarded in such arbitration shall be limited to the contract measure of damages, and shall not include punitive damages. (d) Entire Agreement; Enforcement of Rights. This Agreement, together with the Option Agreement to which this Agreement is attached and the Plan, sets forth the entire agreement and understanding of the parties relating to the subject matter herein and therein and merges and supersedes all prior and contemporaneous discussions, arrangements, agreements and understandings, both oral and written, whether in term sheets, presentations or otherwise, between the parties with respect to the subject matter hereof. (e) Amendment; Waiver. Except as contemplated under the Plan, no modification of or amendment to this Agreement that has a material adverse effect on the Participant, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the parties to this Agreement; provided that the Company may amend or

14 modify this Agreement without the Participant’s consent in accordance with the provisions of the Plan or as otherwise set forth in this Agreement. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party, provided that no waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of like or different nature. Any amendment or modification of or to any provision of this Agreement, or any waiver of any provision of this Agreement, shall be effective only in the specific instance and for the specific purpose for which made or given. (f) Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement and a substantially similar provision shall be inserted that as closely as possible reflects the intent of the parties shall be substituted in place of such unenforceable provision, (ii) the balance of this Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of this Agreement shall be enforceable in accordance with its terms. (g) Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient when delivered personally or sent by telegram or fax or forty-eight (48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the party to be notified at such party’s address as set forth below or as subsequently modified by written notice: If to the Company: Cibus, Inc. 6455 Nancy Ridge Drive San Diego, CA 92121 Attention: If to the Participant: At the Participant’s most recent address in the Company’s records. (h) Counterparts. The Option may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument. (i) Successors and Assigns; No Third-Party Beneficiaries. The rights and benefits of this Agreement shall inure to the benefit of, and be enforceable by the Company’s successors and assigns. The rights and obligations of the Participant under this Agreement may not be assigned without the prior written consent of the Company. Nothing in this Agreement, express or implied, is intended to confer on any Person other than the Company and the Participant, and their respective heirs, successors, legal representatives and permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement. [Signature Page Follows]

15 The parties have executed this Exercise Agreement as of the date first set forth above. THE COMPANY: CIBUS, INC. By: (Signature) Name: PURCHASER:

16 I, ________________, spouse of [*], have read and hereby approve the foregoing terms set forth in this Agreement. In consideration of the Company’s granting my spouse the right to purchase the Shares as set forth in this Agreement, I hereby agree to be irrevocably bound by this Agreement and further agree that any community property or other such interest shall hereby by similarly bound by this Agreement. I hereby appoint my spouse as my attorney-in- fact with respect to any amendment or exercise of any rights under this Agreement. Spouse of [*] (if applicable) ______________